Exhibit 99.2

DPL Second Quarter 2007 Earnings July 26, 2007

-2 - Second Quarter 2007 Earnings July 26, 2007 Notice Regarding Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in press release that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond DPL’s control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, gas and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development of Regional Transmission Organizations, including the PJM to which DPL’s operating subsidiary has given control of its transmission functions; changes in DPL’s purchasing processes, pricing, delays, contractors and supplier performance and availability; significant delays associated with large construction projects; growth in DPL’s service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

Second Quarter 2007 Earnings

-4 - Second Quarter 2007 Earnings July 26, 2007 Second Quarter 2007 Highlights Financial Performance Operating income up over 24% over the second quarter 2006 Basic earnings from continuing operations up $0.30 per share over second quarter 2006 Former Executive Litigation Settlement reached on May 21, 2007 Pre-tax gain in continuing and discontinued operations of $31.0 million and $8.2 million, respectively FGD (scrubber) Update Killen scrubber successfully implemented on June 7, 2007 All four Stuart scrubbers expected to be online by end of the 2nd quarter 2008

-5 - Second Quarter 2007 Earnings July 26, 2007 Second Quarter 2007 Highlights (cont’d) Completed Sale of the Darby and Greenville Units Sale completed on April 25, 2007 Received $151 million in cash Negotiated a $14.5 million insurance settlement on April 30, 2007 for legal fees associated with former officer litigation Completed Sale of Corporate Aircraft Total proceeds $7.4 million Gain on sale $6.0 million Executive Management Changes Pat Swanke – Retired as President, Power Production after 17 years with DPL Gary Stephenson – Appointed Senior Vice President, Power Production Teresa Marrinan – Appointed Vice President, Commercial Operations

-6 - Second Quarter 2007 Earnings July 26, 2007 Earnings Per Share 2007 2006 2007 2006 Earnings from Continuing Operations 0.50 $ 0.20 $ 0.98 $ 0.63 $ Earnings from Discontinued Operations 0.04 $ -- 0.09 $ 0.07 $ Total Basic 0.54 $ 0.20 $ 1.07 $ 0.70 $ Average Basic Shares Outstanding 107.9 114.1 107.7 117.1 2007 2006 2007 2006 Earnings from Continuing Operations 0.45 $ 0.18 $ 0.88 $ 0.59 $ Earnings from Discontinued Operations 0.04 $ -- 0.08 $ 0.06 $ Total Diluted 0.49 $ 0.18 $ 0.96 $ 0.65 $ Average Diluted Shares Outstanding 119.5 123.4 119.4 126.3 Three Months Ended Six Months Ended June 30, June 30, Three Months Ended June 30, Six Months Ended June 30, (in millions) (in millions)

-7 - Second Quarter 2007 Earnings July 26, 2007 Significant Items in Second Quarter 2007 2Q 2006 EPS Litigation Settlement Retail Volume (Weather) Retail Rates Aircraft Sale Fuel Costs (Volume) Insurance Recovery Purchased Power ($0.20) $0.50 Other 2Q 2007 EPS $0.20 $0.18 $0.09 $0.06 $0.08 $0.03 $0.07 ($0.01) $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80

-8 - Second Quarter 2007 Earnings July 26, 2007 Second Quarter and YTD 2007 Results Revenues Increased 11% for the quarter and YTD June 2007 Total degree days 18% higher in second quarter 2007 Fuel Decreased $15.1 million and $9.0 million for the quarter and YTD June 2007 Total fuel costs for 2007 expected to be relatively flat to 2006 Purchased Power Increased $46.2 million and $73.1 million for the quarter and YTD June 2007 Increase due primarily to higher sales volume and plant availability

-9 - Second Quarter 2007 Earnings July 26, 2007 Second Quarter and YTD 2007 Results (cont’d) Operation & Maintenance Decreased 13% and 2% for the quarter and YTD June 2007 Key drivers included AEGIS settlement and gain on aircraft sale partially offset by higher power production costs Depreciation Decreased $2.7 million and $6.1 million for the quarter and YTD June 2007 Reflects the absence of depreciation on Darby and Greenville peaking units Amortization of Regulatory Assets Increased $0.8 million and $2.6 million for the quarter and YTD June 2007 Incremental costs are being recovered through retail rate riders

-10 - Second Quarter 2007 Earnings July 26, 2007 Second Quarter and YTD 2007 Results (cont’d) Investment Income Increased $0.8 million and $2.6 million for the quarter and YTD June 2007 Increase due primarily to gain on sale of financial assets held in DP&L Master Trust Plan Interest Expense Decreased 25% and 19% for the quarter and YTD June 2007 Reflects higher capitalized interest on major construction projects and the timing of bond redemptions and issuances

-11 - Second Quarter 2007 Earnings July 26, 2007 Liquidity and Cash Flow Cash & Cash Equivalents $103.9 $262.2 Restricted Funds Held in Trust $2.2 $10.1 $200.3 2006 2007 06-30 Capital Expenditures $171.2 ($ in millions) 06/30/07 12/31/06

2007 Outlook

-13 - Second Quarter 2007 Earnings July 26, 2007 2007 Outlook Revised guidance for 2007 basic earnings per share from continuing operations Previous guidance $1.60 to $1.75 Revised guidance $1.90 to $2.05 Change in guidance based primarily on the following one-time, non-recurring items: Executive litigation settlement +$0.18 AEGIS insurance recovery +$0.07 Gain on corporate aircraft sale +$0.03

-14 - Second Quarter 2007 Earnings July 26, 2007 $ in millions $358 $345 $185 Capital Expenditures Actual Forecast $145 2007 – 2009 Total: $675 million 0 50 100 150 200 250 300 350 400 2006 2007 2008 2009 Base Environmental

DPL Second Quarter 2007 Earnings July 26, 2007